# SANUWAVE®

Healing today. Curing tomorrow.

*Applying shockwave technology to repair and regenerate skin, musculoskeletal tissue, and vascular structures*

**OTCQB: SNWV**

**June 2017**

# Forward-Looking Statement Disclaimer

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities, and are thus prospective.

Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company's ability to control. Actual results may differ materially from those projected in the forward-looking statements.

Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with the regulatory approval process and subsequent marketing of the Company's product candidates and products, unproven pre-clinical and clinical development activities, regulatory oversight, fluctuations in the Company's quarterly results, the Company's ability to continue and manage its growth, liquidity and other capital resources issues, competition and the other factors discussed in detail in the Company's periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

**SANUWAVE** Health (SNWV), Inc. is an emerging shockwave technology company focused on the development and commercialization of patented noninvasive, high-energy, acoustic shockwaves for the repair and regeneration of tissue, musculoskeletal and vascular structures.

## The Diabetic Foot Ulcer Wound Market Is Our First Focus

# Investment Highlights & Recent Developments

- **Accomplishments in 2016**
  - 50% revenue growth and 3 fold increase in devices placed during the year
  - De novo application submitted to FDA
  - Patent portfolio over 66 issued or pending
  - Partnerships with 7 colleges and institutions
  - Product approved in South Korea
  - VLU study completed in Australia with U. Melbourne
  - Hired new head of international, Andre Mouton
  - Added new board member, Mike Stolarski
  - Re-established science advisory board, Dr. Wang and Dr. Seimienov
- **Goals for 2017**
  - FDA approval later this year, may be early 2018
  - Record sales internationally
  - 7-10 new regions/countries added, with minimum of 20 new devices sold
  - Expansion of board of directors from 4 to 7
  - Expansion of science advisory board from 2 to 5
  - Launch clinical work domestically in new tangential areas for growth
  - At least one new non-medical partner producing revenue by year end



SANUWAVE

# Investment Highlights & Recent Developments

- PACE® (Pulsed Acoustic Cellular Expression) is a proprietary technology that uses focused shockwaves – Lead product, dermaPACE® has completed Phase III and Supplemental clinical trials in U.S. for diabetic foot ulcers
  - dermaPACE offers a lower cost and non-invasive treatment. dermaPACE addresses a large and growing wound care market - $3B U.S. for DFU's, $22B Worldwide
  - Finished clinical trials with a total enrolment of 336 patients.
  - SANUWAVE and its FDA regulatory advisors, Musculoskeletal Clinical Regulatory Advisers, LLC (MCRA), submitted to FDA in late July 2016 the *de novo* application for review and approval of dermaPACE as a Class II device.
  - SANUWAVE received a list of questions from FDA in January, 2017 in the form of a Deficiency Letter, a common mechanism for FDA request additional device, clinical, and regulatory information to help them come to a final decision.
    - All of the items were answerable and involved clarification of statistical analyses, providing additional clinical data, requests for labeling changes, and requests for technical data for special controls.
  - Possible approval expected in late 2017 or early 2018.



# Investment Highlights & Recent Developments

- Expanded distribution Canada, Taiwan, Romania, and Columbia
- Partnership with eKare, innovator in AI, one of first to enter wound market
- Added Science & Medical Advisor, Dr. Patrick Sesto
- Added Board of Director, Maj-Britt Kaltoft
- Significant future applications – medical and non-medical –bacterial killing and biofilm disruption. Working with major universities for proof of concept.
- Extensive patent portfolio –66 patents (issued or pending) – working to monetize



# A Leader in Shockwave Technology Development and Commercialization

- Patented, non-invasive devices for the repair and regeneration of:
  - Skin
  - Musculoskeletal tissue
  - Vascular structures

- Devices **activate biologic signaling and angiogenic responses**, producing:
  - New vascularization
  - Microcirculatory improvement
  - Tissue regeneration



Immediate microcirculatory improvement
Growth factor up-regulation

# PACE – Total Addressable U.S. Market - $12B


$1B
$1B
$1B
$5B
$4B
Advanced Wound Care - Big dollar opportunity, even at 5% market share

**Advanced Wound Care**
- Diabetic Foot Ulcer
- Chronic Mixed Wounds
- Pressure Sores
- Infections and Biofilms
- Burns

**Orthopedics**
- Sports Medicine
- Tendon / Pain
- Trauma / Fracture
- Osteoarthritis
- Spine

**Stem Cells**
- Stem Cell Proliferation
- Soft Tissue Regeneration

**Plastic/Cosmetic**
- Scar Modulation
- Reconstructive and Grafting
- Body Contouring
- Revascularization

**Vascular/Cardiac**
- Blood Sterilization
- Peripheral Artery Disease
- Atherosclerosis
- Myocardial Ischemia

# dermaPACE – Market Opportunity

## U.S. Market

- Diabetic Foot Ulcers - $3B+ market size.
- 29 million people living with diabetes and 86 million pre-diabetics.
- 25% of diabetics will acquire a non-healing ulcer in their lifetime; ~3 million diabetic ulcers annually.
- Diabetic foot ulcers lead to over 73,000 amputations annually at a cost that is estimated to exceed $5.1 billion annually.
- Hospitalization costs of ~$20,000 for a patient with a DFU; ~$70,000 for an amputation.

## International Market

- Globally there are 382 million people living with diabetes and it is expected to reach 592 million by 2035, an increase of 55%.
- dermaPACE is CE Marked and currently marketed by independent distributors in S. Korea, Taiwan, Columbia, Romania, all of Europe, Australia, Canada, and the Middle East.
- **dermaPACE can be licensed or joint ventured in these markets to speed market penetration while minimizing operating costs.**

***The international global wound care market of $22 billion offers significant expansion opportunity for CE marked dermaPACE***

# dermaPACE - Treating Diabetic Foot Ulcers

## Treatment Advantages

- Robust closure with extremely low recurrence rates
- Non-invasive, convenient, and safe
- Mechanism of action (MOA) allows :
  - Increased blood flow (perfusion) and improved vascularization (angiogenesis)
  - Restored oxygenation to ischemic area
  - Accelerated tissue repair that may decrease long-term DFU complications
- Cost-effective
- May be used as an adjunct therapy



# dermaPACE DFU Trial Design

## Design

- The dermaPACE® system was evaluated using two studies under IDE G070103. The studies were designed as prospective, randomized, double-blind, parallel-group, sham-controlled, multi-center 24-week studies at 39 centers.
- A total of 336 subjects were enrolled and treated with either dermaPACE® plus conventional therapy or conventional therapy (a.k.a. standard of care) alone.
  - Conventional therapy included, but was not limited to, debridement, saline-moistened gauze, and pressure reducing footwear.
- Randomized subjects received at least 1 dermaPACE applications and as many as 8 treatments over a ten week period.
- The objective of the studies was to compare the safety and efficacy of the dermaPACE® device to sham-control application, when administered with standard of care.

# dermaPACE DFU Trial Results

**Primary Endpoint – Complete Closure by 20 Weeks post initial application**

- Statistical significance in favor of dermaPACE was observed by the 20 week endpoint and was maintained through the end of the study.
- At the 24 week endpoint, the rate of wound closure in the dermaPACE cohort was 37.8% compared to 26.2% for the control group, resulting in a p-value of 0.023

*Primary Endpoint of Complete Wound Closure*

| Study Visit | Complete Wound Closure | | | | $\chi^2$ p-value |
|---|---|---|---|---|---|
| | dermaPACE (N=172) | | Sham Control (N=164) | | |
| | n | % | n | % | |
| Week 2 | 2 | 1.16 | 5 | 3.05 | 0.226 |
| Week 4 | 15 | 8.72 | 9 | 5.49 | 0.250 |
| Week 6 | 21 | 12.21 | 18 | 10.98 | 0.724 |
| Week 8 | 28 | 16.28 | 23 | 14.02 | 0.565 |
| Week 10 | 35 | 20.35 | 27 | 16.46 | 0.350 |
| Week 12 | 39 | 22.67 | 30 | 18.29 | 0.320 |
| Week 14 | 45 | 26.16 | 34 | 20.73 | 0.241 |
| Week 16 | 50 | 29.07 | 39 | 23.78 | 0.272 |
| Week 18 | 56 | 32.56 | 39 | 23.78 | 0.074 |
| Week 20 | 61 | 35.47 | 40 | 24.39 | 0.027 |
| Week 22 | 64 | 37.21 | 43 | 26.22 | 0.031 |
| Week 24 | 65 | 37.79 | 43 | 26.22 | 0.023 |

# dermaPACE DFU Trial Results

## Primary Endpoint – Proportion of Patients with Wound Closure

- The proportion of patients with wound closure can be seen in this graph. The results of this Kaplan-Meier curve indicate a statistically significant difference between the dermaPACE and the control group in the proportion of subjects with the target-ulcer not closed over the course of the study (p-value=0.0346).
- Approximately 25% of dermaPACE subjects reached wound closure per the study definition by day 84 (week 12). The same percentage in the control group (25%) did not reach wound closure until day 112 (week 16).
- These data indicate that in addition to the proportion of subjects reaching wound closure being higher in the dermaPACE group, subjects are also reaching wound closure at a faster rate when dermaPACE is applied.

***Kaplan-Meier Curve of Complete Wound Closure***



Kaplan-Meier Curve of Complete Wound Closure in Study 1 and 2 ITT
Log-Rank p = 0.0346
Proportion with TU not Closed
0.00
0.25
0.50
0.75
1.00
dermaPACE
Sham
0 14 28 42 56 70 84 98 112 126 140 154 168
Study Time (Days)

***Note: This graph presents the percentage of patients who did <u>not</u> have closure of their target ulcer. As such a lower y-value indicates a higher rate of closure.***

# dermaPACE DFU Trial Results

## Additional Efficacy Analyses

- At 24 weeks, several sub-populations demonstrated a statistically higher percentage of wound closure in dermaPACE subjects compared to the control subjects.
  - Subjects with age less than 65 years,
  - BMI less than 32, height greater than or equal to 70 inches, and
  - Male subjects
- All had success rates statistically significantly higher than the control group (p-value = ≤ 0.050).

**Results Stratified by Demographic Characteristics by 24 Weeks (%Wound Closure)**

| Demographic | | dermaPACE® | | | Sham Control | | | p-value |
|---|---|---|---|---|---|---|---|---|
| | | N | n | % | N | n | % | |
| Age (years) | < 65 | 120 | 45 | 37.5 | 129 | 33 | 25.6 | 0.043 |
| | ≥ 65 | 52 | 20 | 38.5 | 35 | 10 | 28.6 | 0.341 |
| Sex | Male | 137 | 55 | 40.1 | 132 | 33 | 25.0 | 0.008 |
| | Female | 35 | 10 | 28.6 | 32 | 10 | 31.3 | 0.811 |
| Smoking Status | Non-Users | 146 | 54 | 37.0 | 133 | 35 | 26.3 | 0.056 |
| | Users | 26 | 11 | 42.3 | 31 | 8 | 25.8 | 0.188 |
| BMI ($kg/m^2$) | < 32 | 84 | 38 | 45.2 | 87 | 22 | 25.3 | 0.006 |
| | ≥ 32 | 88 | 27 | 30.7 | 77 | 21 | 27.3 | 0.631 |
| Weight (pounds) | < 220 | 86 | 35 | 40.7 | 78 | 21 | 26.9 | 0.063 |
| | ≥ 220 | 86 | 30 | 34.9 | 86 | 22 | 25.6 | 0.184 |
| Height (inches) | < 70 | 72 | 20 | 27.8 | 72 | 25 | 34.7 | 0.369 |
| | ≥ 70 | 100 | 45 | 45.0 | 92 | 18 | 19.6 | 0.0002 |
| Ulcer Age (months) | < 6 | 91 | 44 | 48.4 | 75 | 27 | 36.0 | 0.109 |
| | ≥ 6 | 81 | 21 | 25.9 | 89 | 16 | 18.0 | 0.210 |

# dermaPACE DFU Trial Results

## Additional Efficacy Analyses – Mean Wound Area Reduction

- The mean wound reduction for dermaPACE® subjects at 24 weeks was 2.10cm$^2$ compared to 0.83cm$^2$ in the control group.
- There was a statistically significant difference between the wound area reductions of the two cohorts from the 6 week follow-up visit through the end of the study.
- Because means can be influenced by outliers in the data, the median wound reduction was also reported and favored dermaPACE®.

**Mean Wound Area Reduction**

| Study Visit | Wound Area Reduction from Baseline | | | | | | T-test p-value |
|---|---|---|---|---|---|---|---|
| | dermaPACE® | | | Sham Control | | | |
| | N | Mean (cm$^2$) | Med. (cm$^2$) | N | Mean (cm$^2$) | Med. (cm$^2$) | |
| Week 2 | 160 | 1.04 | 1.00 | 150 | 0.56 | 0.80 | 0.083 |
| Week 4 | 162 | 1.43 | 0.98 | 142 | 0.18 | 0.93 | 0.103 |
| Week 6 | 153 | 1.61 | 1.20 | 141 | 0.81 | 1.03 | 0.018 |
| Week 8 | 149 | 1.89 | 1.36 | 136 | 0.87 | 1.08 | 0.002 |
| Week 12 | 142 | 2.08 | 1.46 | 133 | 0.80 | 1.12 | 0.001 |
| Week 14 | 134 | 2.04 | 1.39 | 126 | 0.72 | 1.21 | 0.003 |
| Week 16 | 131 | 2.03 | 1.40 | 122 | 0.89 | 1.19 | 0.008 |
| Week 18 | 128 | 2.30 | 1.62 | 123 | 0.92 | 1.30 | 0.003 |
| Week 20 | 122 | 2.08 | 1.47 | 119 | 0.69 | 1.30 | 0.030 |
| Week 24 | 113 | 2.10 | 1.44 | 117 | 0.83 | 1.40 | 0.049 |

# dermaPACE DFU Trial Results

## Additional Efficacy Analyses – Wound Area Increase/Worsening of Wound

- A significantly greater proportion of sham control subjects had an increase of at least 10% in their wound area.
- This indicates that not only does dermaPACE aid in wound healing (decrease in wound size), dermaPACE also may prevent wounds from getting worse (increasing in wound size).
- The differences are statistically significant in favor of dermaPACE with the exception of Week 2 and Week 24 which are both trending towards significance.

*Percentage of Patients with Wound Area Increase ≥10%*

| Study Visit | ≥10% Increase in Wound Area | | | | $\chi^2$ p-value |
|---|---|---|---|---|---|
| | dermaPACE (N=172) | | Sham Control (N=164) | | |
| | n | % | n | % | |
| Week 2 | 15 | 8.7 | 25 | 15.24 | 0.065 |
| Week 6 | 25 | 14.5 | 43 | 26.2 | 0.008 |
| Week 12 | 31 | 18.0 | 51 | 31.1 | 0.005 |
| Week 18 | 40 | 23.3 | 54 | 32.9 | 0.048 |
| Week 24 | 44 | 25.6 | 56 | 34.2 | 0.086 |

# dermaPACE DFU Trial Results

## Safety Analysis

- The adverse event rates between the dermaPACE and control subjects were similar with no statistical significance between the two cohorts in treatment-emergent adverse events (55.8% vs. 51.2%), device-related treatment emergent adverse events (7.6% vs. 3.7%), or all adverse events (73.2% vs. 68.9%).
- The only statistically significant difference between the two cohorts was in the rate of serious adverse events with 32.0% of dermaPACE patients reporting a serious adverse event compared to 43.3% of control patients (p-value=0.042).
- No treatment-emergent or serious adverse events were considered definitely related to the treatment.
- dermaPACE exhibited a lower rate of target ulcer recurrence and amputations.
  - The recurrence rate for dermaPACE patients was 7.7% compared to 11.6% in the control group (p-value=0.490).
  - The percentage of patients that had to undergo amputation of the foot containing the target ulcer was lower in dermaPACE as well (2.3% vs. 5.5%)

*Safety Endpoints*

| Safety Endpoints | dermaPACE (N=172) | Control (N=164) | p-value |
|---|---|---|---|
| ***Primary Endpoint*** | *n (%)* | *n (%)* | |
| All Adverse Events (24 Weeks) | 126 (73.2%) | 112 (68.9%) | 0.338 |
| ***Secondary Endpoints*** | | | |
| Treatment-Emergent AEs | 96 (55.8%) | 84 (51.2%) | 0.444 |
| Serious AEs | 55 (32.0%) | 71 (43.3%) | 0.042 |

# dermaPACE Commercial Plan for US

- SANUWAVE's business model is a per procedure pricing model
- Treatment parameters inserted by physician into the console
- In most cases patients receive up to eight noninvasive procedures of 500 impulses, which take approximately 10 minutes each, including patient preparation time



dermaPACE being used to treat a diabetic foot ulcer





# dermaPACE Commercial Plan for Other Markets

- SANUWAVE's business model is a per procedure pricing model
- RFID card readers are built into each generator box. Sell individual procedure kits which contain procedure specific protocol RFID cards that activate the device for treatment
- In most cases patients receive up to eight noninvasive procedures of 500 impulses, which take approximately 10 minutes each, including patient preparation time



dermaPACE being used to treat a diabetic foot ulcer


SANUWAVE
RFID Protocol Card


dermaPACE
SANUWAVE


dermaPACE

# dermaPACE – Compelling Cost and Convenience

## Potentially less than half the cost of existing therapies

**dermaPACE offers:**

- ✓ Non-invasive treatment
- ✓ Lowest total treatment cost
- ✓ Convenient and efficient treatments for clinicians and patients
- ✓ Significantly lower recurrence rates

*Data on File – Based on published reports/literature

*The dermaPACE device is currently the subject of an Investigational Device Exemption (IDE) study and is not available or for sale in the United States



Advanced Modality Cost Comparison for DFU Treatment
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$3,700
$13,900
$8,100
$11,600
PACE
NPWT
Apligraf
Dermagraft

Estimated costs associated with full 12 weeks of DFU treatment including physician and nursing time, facility charges, treatment costs and associated standard of care.

NPWT - Based on 16 weeks of DFU treatment of NPWT in accordance with RCT. Apigraf - Based on an average of 4 surgical applications (per Policy up to 5 surgical applications are allowed) Dermagraft - Based on an average of 6 surgical applications (per Policy up to 8 applications are allowed)

SANUWAVE

# Growth Strategy

**Seek relationships with qualified partners and JV/licensing agreements**

- **Address** advanced wound care market - large and growing
- **Serve** other medical markets, orthopedics, plastic/cosmetic, vascular/cardiac
- **Expand** to non-medical industrial applications (biofilm destruction, water cleaning, energy production). Working with major universities in proof of concept.


Advanced Wound Care
Other Medical Markets
Industrial Applications

# Intellectual Property (IP) Organic Growth

## Number of Patents in 2006, 2012, and 2017



70
60
50
40
30
20
10
0
2006
2012
2017
TOTAL
FOREIGN APPL(s)
US APPL(s)
FOREIGN PATENTS
US PATENTS
US PATENTS
FOREIGN PATENTS
US APPL(s)
FOREIGN APPL(s)
TOTAL

| | 2006 | 2012 | 2017 | |
|---|---|---|---|---|
| **US Patents** | 14 | 18 | 27 | |
| **Foreign Patents** | 10 | 9 | 18 | |
| **US Appl(s)** | 11 | 9 | 15 | |
| **Foreign Appl(s)** | 2 | 10 | 6 | |
| **TOTAL** | 37 | 46 | 66 | |
| **Percentage** | | 24% | 44% | 2012 |
| | | | 78% | 2006 |
| **Subjects of Issued Patents** | Orthopedics<br>Arthritis<br>Ischemia<br>Spinal<br>Lithotripsy<br>Device Design | Wound care<br>Orthopedics<br>Arthritis<br>Ischemia<br>Spinal<br>Blood Sterilization<br>Device Design | Wound care<br>Orthopedics<br>Arthritis<br>Ischemia<br>Spinal<br>Blood Sterilization<br>Stem Cells<br>Tissue Cleaning<br>Cleaning Fluids<br>Fracking<br>Meat Tenderizing<br>Device Design | |

# Device Sales – Historical and 2017 Projection



70
60
50
40
30
20
10
0
6
6
9
2
10
1
16
0
45
0
45
15
2012
2013
2014
2015
2016
2017 - Projection
dermaPACE
orthoPACE

SANUWAVE

# Established SANUWAVE Products

- **Other Indications and Devices**
  - While SANUWAVE's main focus is on wound care, the company's technology is predicated on a mature and well proven line of orthopedic devices.
    - orthoPACE® is the next-generation device that has replaced OssaTron® outside of the US as the standard for the treatment of orthopedic and musculoskeletal conditions
      - orthoPACE is CE Marked and has wide distribution in the EU
      - orthoPACE is licensed by the South Korea MFDS for use in South Korea

# Established SANUWAVE Products

- **orthoPACE**
  - **Plantar Fasciitis**: Introduction of orthoPACE into the US market
    - This indication will be the most expeditious method for the US market
    - Submit a PMA supplement to the OssaTron PMA
      - Have conducted pre-submission discussion with FDA; even though equivalence of the devices can be proven in benchtop testing, FDA requires a clinical study
    - The bar has been raised for proving efficacy since OssaTron approval in 2000.
      - Will require a validated pain measurement method

# Established SANUWAVE Products

- **orthoPACE**
  - Other indications with proven results (OUS):

    **For Soft-Tissue:**

    Insertion tendinopathies

    Tendinosis calcarea (calcific shoulder conditions)

    Achillodynia (Achilles tendon)

    Patellar tendinosis

    **For Bone Stimulation:**

    Delayed Fracture Healing

    Pseudoarthrosis

    Osteoporosis (Local Areas in Danger of Fracturing on the Extremities)

    Avascular Necrosis (AVN)/Osteonecrosis

    Osteochondrosis Dissecans

# Established SANUWAVE Products

- **orthoPACE**
  - Currently planning to initiate a series of studies with Dr. C.J. Wang in Taiwan to continue gaining clinical evidence for orthoPACE in various orthopedic indications.
  - orthoPACE has tremendous potential in the sports medicine arena
    - Proven results in management of tendon trauma and pain
    - Proven results in pain management and healing of plantar fascitis and other tendon/bone interface conditions
    - Extensive bone fracture and delayed fracture healing evidence

# Clinical Plans and Opportunities

- **dermaPACE studies in International Markets**

  Belgium:

  - Continuing clinical investigations on diabetic foot ulcers. This trial is to be conducted by the VUB (Free University of Brussels) and UZ Brussel (University Hospital). This trial will take the home-care procedures, used in a limited basis, and extend them to a randomized, controlled trial of 100 subjects. The intent of this trial is to compare the effectiveness of in-home treatment of diabetic foot ulcers (DFUs) using dermaPACE as compared to in-home treatment of DFUs using standard of care only. This trial will help to provide evidence that dermaPACE can be used outside the clinical setting and in essence increase the potential for expanded sales in Europe.

  South Korea

  - In support of its recent approval as the only shockwave device in South Korea to treat DFUs, several devices have been placed in leading universities to develop additional supporting clinical experience. A temporary reimbursement tracking code has been issued by the Korean government, and this additional clinical information will be used to support a permanent payment code.

  Australia

  - A case study on 7 subjects has completed and we are awaiting results. This study's objective was to determine the effect of dermaPACE treatment when used on venous leg ulcers.

# Clinical Plans and Opportunities

**dermaPACE: Other Indications**

- dermaPACE is intended to treat conditions of the skin and subcutaneous soft tissue
- SANUWAVE has identified several disease states that dermaPACE may be able to treat with positive outcomes:
  - Arterial Leg Ulcers (ALU) and Venous Leg Ulcers (VLU)
  - Decubitus Ulcers
  - Burns ($2^{nd}$ degree or less)
  - Pre-operative conditioning or Post-operative induction of perfusion in support of accelerated healing and quality of healing (cosmesis/scar prevention)
  - Scar reduction (e.g. Keloid scars)
  - Spider vein and varicose vein

# Clinical Plans and Opportunities

- **Arterial Leg Ulcers (ALU) and Venous Leg Ulcers (VLU)**
  - Both of these conditions are caused by poor or obstructed blood flow within the veins or arteries, typically in the lower extremities
  - Current treatments, either on the market or in trial, are topical in nature and do not necessarily address the underlying blood flow problem
  - dermaPACE, with it's proven effects of increasing blood perfusion to a damaged area, and (in theory) its possibility of breaking up obstructions, has the promise of treating the symptom and the cause.
    - Safety profile has already been established in the DFU trials
  - European clinical experience (peer reviewed articles) with dermaPACE already exists in treating VLUs in particular with good results
  - A pilot study is about to commence in Australia to determine optimal dosage regimens
  - Other OUS pilot studies can be initiated (Italy, BeNeLux) utilizing existing distributor/KOL relationships
  - A US IDE can be designed with a 1st half 2017 start; similar in size and scope of the supplemental DFU trial
    - Estimated cost of approximately $4 – 5 mil

# Clinical Plans and Opportunities

- **Pre-operative conditioning or Post-operative induction of perfusion**
  - In support of accelerated healing and quality of healing (cosmesis/scar prevention)
  - Utilize proven results of increased perfusion to treated areas
  - SANUWAVE has relationships with KOLs who can conduct such studies
    - First recommendation is to study effects of dermaPACE when used as a an operative (treatment of underlying muscle) and post-operative (incision treatment) regimen for abdominoplasty (tummy tuck)
    - Primary objectives are for accelerated healing and quality of healing (scar prevention)
    - Patient can serve as own control
    - Rapid enrollment utilizing 3 -5 cosmetic surgical units
  - SANUWAVE is working with Dr. Maria Siemionow to perform animal studies to further our understanding of dermaPACE's mechanism of action in regard to vascularization. Such understanding will help us to continue to design innovative human clinical trials which in turn will help us to expand our current indications for use.

# Clinical Plans and Opportunities

- **Scar Reduction**
  - Current treatment includes topical ointments, surgical removal, radiotherapy, steroidal treatment
  - Small pilot studies using dermaPACE show promise in the reduction of keloid scars
  - dermaPACE treatment would be in-office and would avoid more radical treatment such as surgical removal or radiotherapy
    - May be used in conjunction with any modality though
  - Performed as a comparative study to any of the described modalities.
    - Patient could serve as own control

# Clinical Plans and Opportunities

- **Other opportunities not related to skin**
  - **Infection and Biofilm**
    - Have limited evidence that dermaPACE can inhibit or treat bacterial infections and biofilms
      - Study the effects with and without adjunctive antibiotics
    - Onychomycosis (toenail fungus)
  - **Nerve regeneration**
    - Acute peripheral nerve regeneration/restoration after an accident resulting in nerve trauma or severance
      - Have had initial discussions with Dr. Maria Siemionow to utilize an established animal model to study restoration and regeneration of crushed nerves
  - **Spider Veins and Varicose Veins**
    - Perform pilot studies based upon small sample size and article that suggests that shock waves are regenerating vein structure and valves

# Clinical Plans and Opportunities

- **Other opportunities not related to skin**
  - Sexual dysfunction
    - Shockwave treatment has been shown to be effective in treating male erectile dysfunction
      - SANUWAVE plans to work international partners in developing this indication using our products
      - In addition, SANUWAVE is planning to expand investigative work into treating female sexual dysfunction
  - Gout
    - SANUWAVE is actively seeking partners to develop treatment protocols and investigations into the use of ESWT for the treatment of gout.

# Pipe-Line

- Dubai distributor will look after United Arab Emirates, Kuwait, Kingdom of Saudi Arabia, Qatar and Egypt
- Dubai distributor has First right of refusal on: Oman, Bahrain,Iraq,Lebanon,Yemen,Maghreb countries (Tunisia, Morocco). All performance and outcomes achieved based
- Indonesia- Contract to be finalized in June. Government and Private sector.
- Philippines – Contract to be finalized in June
- South Africa – Contract to be finalized in July
- China – Current contract discussions with two groups
- Singapore – Current ongoing discussions
- Thailand– Current ongoing discussions
- Malaysia – Current ongoing discussions
- Hong Kong – Current ongoing discussions
- Germany – Regional discussions with big player within Orthopedic market.
- Japan – Current ongoing discussions
- Far East – Exploratory discussions with a regional player



# Non-Medical Markets

## Addressable Opportunities Covered by Patents







### Energy Production

- Advanced Fracking
- Improved / Enhanced Oil Extraction Recovery

### Food Industry

- Preservation
  - Milk
  - Fruit Juices
- Meat Tenderizing
- Meat Cleaning

### Water

- Fracking Water Cleaning
- Industrial Water Cleaning
- Drinking Water Cleaning

### Industrial Biofilms

- Biofilm Destruction
  - Industrial Equipment
  - Cosmetic/Food Industry Equipment
  - Monuments

# Industry Valuations and Comparison

| Company Name | Ticker Symbol | Market Cap (as of 06/14/17) |
| --- | --- | --- |
| Integra Life Sciences Holdings Corp. | NASDAQ: IART | $3,998,074,710 |
| Allscripts Healthcare Solutions, Inc. | NASDAQ: MDRX | $2,242,902,493 |
| Osiris Therapeutics Inc. | OTCMKTS: OSIR | $210,161,104 |
| Alliqua BioMedical, Inc. | NASDAQ: ALQA | $17,470,878 |
| SANUWAVE Health, Inc. | OTC MKTS: SNWV | $14,600,000 |

- Derma Sciences Inc. (NASDAQ: DCSI) was acquired by Integra Life Sciences (NASDAQ: IART) for $204MM cash in the 1st Q of 2017. This was a 40% premium to the closing price before the offer was announced.



SANUWAVE

# Select Financial Information

| | |
|---|---|
| Cash and Cash Equivalents - March 31, 2017 | $0.1M |
| Common Shares Outstanding | 138.8M |
| Warrants | 76.1M |
| Options | 16.2M |
| Notes Payable - Due January 31, 2018 | $5.4M (1) |

**(1) Due to HealthTronics, Inc. as part of original 2005 purchase price**

SANUWAVE

# Management Team

**Kevin Richardson II, Chairman of the Board – Joined August 2005**

- Joined the Company as chairman of the board of directors in August of 2005. Brings a broad array of financial knowledge for healthcare information technology, financial services, business services and other industries. Since 2004, Mr. Richardson founded and has served as managing partner of Prides Capital LLC, an investment management firm.

**Iulian Cioanta, Ph.D., VP R&D – Joined in 2007**

- 18+ years experience in medical device industry. Previously with Cordis Endovascular, a Johnson & Johnson company, Kensey Nash Corporation, ArgoMed Inc. and the Institute for the Design of Research Apparatuses.

**Lisa Sundstrom, CFO – Joined in 2006**

- 20+ years finance and accounting experience. Previously with Automatic Data Processing (ADP) and Mitsubishi Consumer Electronics.

**Peter Stegagno, VP Regulatory Affairs, Quality, and Operations – Joined in 2006**

- 20+ years experience in medical device market encompassing manufacturing, design and development, quality assurance and international and domestic regulatory affairs.

**André Mouton, B.Sc, MBA - VP International Sales and Relations – Joined 2017**

- 20+ years experience in International Business Development and market entry. Previously with multi national medical and pharmaceutical groups.

# SANUWAVE®

Healing today. Curing tomorrow.

**OTCQB: SNWV**

SANUWAVE Health, Inc.
3360 Martin Farm Road, Suite 100
Suwanee, GA 30024
info@sanuwave.com
+1(770) 419-7525